Exhibit 10.4

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is dated as of the [            ] day of [            ], 2012, by and between Blyth, Inc., a Delaware corporation (“Blyth”) and ViSalus, Inc., a Nevada corporation (“ViSalus”). Blyth and ViSalus are sometimes referred to herein separately as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, Blyth and ViSalus currently contemplate that ViSalus will make an initial public offering (the “IPO”);

WHEREAS, in connection therewith, the parties are entering into the Master Transaction Agreement, dated as of the date hereof (the “Transaction Agreement”) to set forth certain arrangements between Blyth and ViSalus regarding their relationship from and after the consummation of the IPO;

WHEREAS, capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Transaction Agreement;

WHEREAS, the Parties desire to enter into this Agreement setting forth the rights of Holders to cause ViSalus to register Registrable Securities, as more fully set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Blyth and ViSalus, intending to be legally bound, for themselves and their respective successors and assigns, hereby mutually covenant and agree as follows:

ARTICE I

DEFINITIONS

Section 1.01 Definitions. As used in this Agreement, the following terms shall have the following meanings, applicable both to the singular and the plural forms of the terms described:

“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

“Agreement” means this Registration Rights Agreement as the same may be amended and supplemented from time to time in accordance with the provisions hereof.

“Class A common stock” shall mean the Class A common stock, par value $[0.01] per share, of ViSalus.

“Class B common stock” shall mean the Class B common stock, par value $[0.01] per share, of ViSalus.

“Continuously Effective” with respect to a specified registration statement, means that such registration statement shall not cease to be effective and available for transfers of Registrable Securities in accordance with the method of distribution set forth therein for longer than five (5) business days during the period specified in the relevant provision of this Agreement.

“Holders” shall mean, collectively, Blyth and its Affiliated Companies (excluding the ViSalus Group) who from time to time own Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 3.01 of this Agreement; each of such Persons separately is sometimes referred to herein as a “Holder”

“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person.

“Maximum Number” when used in connection with an Underwritten Offering, shall mean the maximum number of shares of ViSalus Capital Stock (or amount of other Registrable Securities) that the Underwriters’ Representative has informed ViSalus may be included as part of such offering without materially and adversely affecting the success or pricing of such offering.

“Registrable Securities” means (i) the Class A common stock and the Class B common stock held by Blyth immediately following the IPO Date (the “Shares”), (ii) any other securities issued or distributed to Blyth or the then current Holder thereof in respect of the Class A common stock or Class B common stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise, (iii) any Class A common stock or other securities received by Blyth or the then current Holder thereof into which or for which Class B common stock are converted or exchanged or are convertible or exchangeable, and (iv) any other successor securities received by Blyth or the then current Holder thereof in respect of any of the forgoing (i) through (iii); provided that in the event that any Registrable Securities (as defined without giving effect to this proviso) are being registered pursuant hereto, the Holder may include in such registration (subject to the limitations of this Agreement otherwise applicable to the inclusion of Registrable Securities) any Class A common stock or Class B common stock or securities acquired in respect thereof thereafter acquired by such Holder, which shall also be deemed to be “Shares” and accordingly Registrable Securities, for purposes of such registration. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (w) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement, (x) they shall have been distributed to the public in accordance with Rule 144 or they may be sold or transferred by the Holder thereof without restriction pursuant to Rule 144, (y) they shall have been otherwise transferred by Blyth to an entity or Person that is not an Affiliated Company of Blyth or a transferee permitted under

Section 3.01 of this Agreement, new certificates for them not bearing a legend restricting further transfer shall have been delivered by ViSalus and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect or (z) they shall have ceased to be outstanding.

“Registration Expenses” means any and all out-of-pocket expenses incident to performance of or compliance with ARTICLE II of this Agreement, including, without limitation, (i) all Commission registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities) or relating to the Financial Industry Regulatory Authority, Inc., (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with listing (or authorizing for quotation) the Registrable Securities on a securities exchange or automated inter-dealer quotation system pursuant to the requirements hereof, (v) the fees and disbursements of counsel for ViSalus and of its independent public accountants, (vi) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities, (vii) the reasonable fees and disbursements of one firm of counsel, other than ViSalus’ counsel, selected by the Holders of Registrable Securities being registered, (viii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (ix) the expenses incurred in connection with making “road show” presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities.

“Rule 144” means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

“Rule 415 Offering” means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

“Underwritten Offering” shall mean a registration in which securities of ViSalus are sold to one or more underwriters for reoffering to the public.

“Underwriters’ Representative” when used in connection with an Underwritten Offering, shall mean the managing underwriter of such offering, or, in the case of a co-managed underwriting, the managing underwriters designated as the Underwriters’ Representative by the co-managers.

Section 1.02 Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.

ARTICE II

REGISTRATION RIGHTS

Section 2.01 Demand Registration.

(a) The Holders shall have the right after the IPO Date to request in writing (a “Request”) (which request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof, including in a Rule 415 Offering, if ViSalus is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering) that ViSalus register such portion of such Holders’ Registrable Securities as shall be specified in the Request (a “Demand Registration”) by filing with the Commission, as soon as practicable thereafter, but not later than the 45th day (or the 75th day if the applicable registration form is other than Form S-3) after the receipt of such a Request by ViSalus, a registration statement (a “Demand Registration Statement”) covering such Registrable Securities, and ViSalus shall use its reasonable best efforts to have such Demand Registration Statement become effective with the Commission concurrently with filing or as soon as practicable thereafter, but in no event later than the 90th day (or the 105th day if the applicable registration form is other than Form S-3) after the receipt of such a Request, and, subject to Section 2.04, to keep such Demand Registration Statement Continuously Effective for a period of at least twenty-four (24) months, in the case of a Rule 415 Offering, or, in all other cases, for a period of at least 180 days following the date on which such Demand Registration Statement is declared effective (or for such shorter period which will terminate when all of the Registrable Securities covered by such Demand Registration Statement shall have been sold pursuant thereto), including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by ViSalus for such Demand Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided that such period during which the Demand Registration Statement shall remain Continuously Effective shall, in the case of an Underwritten Offering, and subject to Section 2.04, be extended for such period (if any) as the underwriters shall reasonably require, including to satisfy, in the judgment of counsel to the underwriters, any prospectus delivery requirements imposed by applicable law.

(b) ViSalus shall not be obligated to effect more than two (2) Demand Registrations. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless a Demand Registration Statement with respect thereto has become effective, (ii) if after such Demand Registration Statement has become effective, the offer, sale or distribution of Registrable Securities thereunder is prevented by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to any Holder and such effect is not thereafter eliminated or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of a failure on the part of any Holder. If ViSalus shall have complied with its obligations under ARTICLE II, a right to a Demand Registration pursuant to this Section 2.01 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been sold to the underwriters or distributed pursuant to the Demand Registration Statement and (y) the date as of which such Demand Registration Statement shall have been effective for an aggregate period of at least twenty-four (24) months, in the case of a Rule 415 Offering, or, in all other cases, for a period of at least 180 days following the effectiveness of such Demand Registration Statement.

(c) Any request made pursuant to this Section 2.01 shall be addressed to the attention of the secretary of ViSalus, and shall specify the number of Registrable Securities to be registered.

(d) ViSalus may not include in a Demand Registration pursuant to Section 2.01 hereof shares of ViSalus Capital Stock for the account of ViSalus or any Subsidiary of ViSalus, but, if and to the extent required by a contractual obligation, may, subject to compliance with Section 2.01(e), include shares of ViSalus Capital Stock for the account of any other Person who holds shares of ViSalus Capital Stock entitled to be included therein; provided, however, that if the Underwriters’ Representative of any offering described in this Section 2.01 shall have informed ViSalus in writing that in its judgment there is a Maximum Number of shares of ViSalus Capital Stock that all Holders and any other Persons desiring to participate in such Demand Registration may include in such offering, then ViSalus shall include in such Demand Registration all Registrable Securities requested to be included in such registration by the Holders together with up to such additional number of shares of ViSalus Capital Stock that any other Persons entitled to participate in such registration desire to include in such registration up to the Maximum Number that the Underwriters’ Representative has informed ViSalus may be included in such registration without materially and adversely affecting the success or pricing of such offering; provided that the number of shares of ViSalus Capital Stock to be offered for the account of all such other Persons participating in such registration shall be reduced in a manner determined by ViSalus in its sole discretion.

(e) No Holder may participate in any Underwritten Offering under Section 2.01 hereof and no other Person shall be permitted to participate in any such offering pursuant to Section 2.01 hereof unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering under Section 2.01 hereof, each participating Holder and ViSalus and, except in the case of a Rule 415 Offering hereof, each other Person shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters; provided that the Holders shall not be required to make representations and warranties with respect to ViSalus or their business and operations and shall not be required to agree to any indemnity or contribution provisions less favorable to them than as are set forth herein.

Section 2.02 Piggyback Registration.

(a) In the event that ViSalus at any time after the IPO Date proposes to register any of its ViSalus Capital Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including ViSalus Capital Stock, “Other Securities”) under the Securities Act, either in connection with a primary offering for cash for the account of ViSalus, a secondary offering or a combined primary and secondary offering, ViSalus will each time it intends to effect such a registration, give written notice (a “Company Notice”) to all Holders of Registrable Securities at least thirty (30) business days prior to the initial filing of a registration statement with the Commission pertaining thereto, informing such Holders of its intent to file such registration statement and of the Holders’ right to request the registration of the Registrable Securities held by the Holders. Upon the written request of the Holders made within fifteen (15) business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended distribution thereof, provided, however, if (i) the Registrable Securities intended to be disposed of are Class A common stock and (ii) the applicable registration is intended to effect a primary offering of Class A common stock for cash for the account of ViSalus, such request shall specify only the Registrable Securities intended to be disposed of by such Holder), ViSalus will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which ViSalus has been so requested to register by the Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of ViSalus, in accordance with ViSalus’ intended method of distribution) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the registration statement filed by ViSalus or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the registration statement filed by ViSalus, if required by the rules, regulations or instructions applicable to the registration form used by ViSalus for such registration statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any Other Securities and prior to the Effective Date of the registration statement filed in connection with such registration, ViSalus shall determine for any reason not to register or to delay such registration of the Other Securities, ViSalus shall give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, ViSalus shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith or from ViSalus’ obligations with respect to any subsequent registration) and (ii) in the case of a determination to delay such registration, ViSalus shall be permitted to delay registration of any Registrable Securities requested to be included in such registration statement for the same period as the delay in registering such Other Securities; further provided, however, that if, at any time after making a written request for the registration of Registrable Securities and prior to the Effective Date of the registration statement filed in connection with such registration a Holder shall determine for any reason not to register all or any portion of such Registrable Securities, such Holder shall give ViSalus written notice of such determination and, thereupon, such Holder’s Registrable Securities, or such portion thereof, shall not be registered in connection with such registration and ViSalus shall be relieved of its obligation to register such Holder’s Registrable Securities, or such portion thereof, in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith or from ViSalus’ obligations with respect to any subsequent registration).

(b) If, in connection with a registration statement pursuant to this Section 2.02, the Underwriters’ Representative of the offering registered thereon shall inform ViSalus in writing that in its opinion there is a Maximum Number of shares of ViSalus Capital Stock that may be included therein and if such registration statement relates to an offering initiated by ViSalus of Common Stock being offered for the account of ViSalus, ViSalus shall include in such registration: (i) first, the number of shares ViSalus proposes to offer (“Company Securities”), (ii) second, up to the full number of Registrable Securities held by Holders of Registrable Securities that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as “Blyth Securities”) to the extent necessary to reduce the respective total number of shares of ViSalus Capital Stock requested to be included in such offering to the Maximum Number recommended by such Underwriters’ Representative (and in the event that such Underwriters’ Representative advises that less than all of such Blyth Securities may be included in such offering, the Holders of Registrable Securities may withdraw their request for registration of their Registrable Securities under this Section 2.02 and not less than 90 days subsequent to the Effective Date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 2.01 to the extent permitted thereunder) and (iii) third, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and Blyth Securities to be sold in such offering to the extent necessary to reduce the respective total number of shares of ViSalus Capital Stock requested to be included in such offering to the Maximum Number recommended by such Underwriters’ Representative (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such holder).

(c) If, in connection with a registration statement pursuant to this Section 2.02, the Underwriters’ Representative of the offering registered thereon shall inform ViSalus in writing that in its opinion there is a Maximum Number of shares of ViSalus Capital Stock that may be included therein and if such registration statement relates to an offering initiated by any Person other than ViSalus (the “Other Holders”), ViSalus shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and Holder of Registrable Securities.

(d) No Holder may participate in any Underwritten Offering under this Section 2.02 and no other Person shall be permitted to participate in any such offering pursuant to this Section 2.02 unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering under this Section 2.02, each participating Holder and ViSalus and each such other Person shall be a party to the underwriting agreement with the underwriters of such offering and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters; provided that the Holders shall not be required to make representations and warranties with respect to ViSalus or their business and operations and shall not be required to agree to any indemnity or contribution provisions less favorable to them than as are set forth herein.

(e) ViSalus shall not be required to effect any registration of Registrable Securities under this Section 2.02 incidental to the registration of any of its securities in connection with ViSalus’ issuance of registered shares of ViSalus Capital Stock in mergers, acquisitions, reorganizations, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans.

(f) The registration rights granted pursuant to the provisions of this Section 2.02 shall be in addition to the registration rights granted pursuant to Section 2.01. No registration of Registrable Securities effected under this Section 2.02 shall relieve ViSalus of its obligation to effect a registration of Registrable Securities pursuant to Section 2.01.

Section 2.03 Expenses. Except as provided herein, ViSalus shall pay all Registration Expenses in connection with all registrations of Registrable Securities. Notwithstanding the foregoing, each Holder of Registrable Securities and ViSalus shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses.

Section 2.04 Blackout Period. ViSalus shall be entitled to elect that a registration statement not be usable, or that the filing thereof be delayed beyond the time otherwise required, for a reasonable period of time (a “Blackout Period”), if ViSalus reasonably determines in good faith that the registration and distribution of Registrable Securities (or the use or filing of the IPO Registration Statement or related prospectus) would interfere with any pending material financing, merger, acquisition, consolidation, recapitalization, corporate reorganization or any other material corporate development involving ViSalus or any of its Subsidiaries or would require premature disclosure thereof that would be detrimental to ViSalus, and ViSalus promptly gives the Holders of Registrable Securities written notice of such determination, and if requested by Holders and to the extent such action would not violate applicable law, ViSalus will promptly deliver to the Holders a general statement of the reasons for such postponement or restriction on use and to the extent practicable an approximation of the anticipated delay, and promptly gives the Holders of Registrable Securities written notice at the conclusion of such Blackout Period. For the avoidance of doubt, the Parties agree that an election by ViSalus that a registration statement for the registration and distribution of Registrable Securities shall not be usable, or shall be delayed, during a Blackout Period shall not act to reduce the period during which such registration statement shall remain effective pursuant to the terms of this Article II.

Section 2.05 Selection of Underwriters. If any Rule 415 Offering or any offering pursuant to a Demand Registration Statement is an Underwritten Offering, Blyth will select a managing underwriter or underwriters to administer the offering, which managing underwriter shall be reasonably satisfactory to ViSalus. ViSalus shall have the right to select a managing underwriter or underwriters to administer any Underwritten Offering contemplated by Section 2.02.

Section 2.06 Obligations of ViSalus. If and whenever ViSalus is required to effect the registration of any Registrable Securities under the Securities Act as provided in this ARTICLE II, ViSalus shall as promptly as practicable:

(a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus (including any issuer free writing prospectus required to be so filed) used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) the expiration of one hundred eighty (180) days after such registration statement becomes effective; provided, that such one hundred eighty (180) day period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by ViSalus to (y) the date on which ViSalus delivers to Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

(c) furnish to Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, any summary prospectus and any issuer free writing prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as Holders of Registrable Securities or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

(d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that ViSalus shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) (i) use its reasonable best efforts to furnish to each Holder of Registrable Securities included in such registration (each, a “Selling Holder”) and to any underwriter of such Registrable Securities an opinion of counsel for ViSalus addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the Effective Date of the registration statement) and (ii) use its reasonable best efforts to furnish to each Selling Holder a “cold comfort” letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of ViSalus included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements;

(f) as promptly as practicable, notify the Selling Holders in writing (i) at any time when a prospectus or, prior to such time as a final prospectus is available, an issuer free writing prospectus relating to a registration made pursuant to Section 2.01 or Section 2.02 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading due to the occurrence of any event and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus or, prior to such time as a final prospectus is available, such issuer free writing prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

(g) list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of ViSalus is then listed;

(h) to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of ViSalus to attend any “road shows” scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by ViSalus or such officers in connection with such attendance to be paid by ViSalus;

(i) furnish or cause to be furnished for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.01 or Section 2.02 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters; and

(j) take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby.

Section 2.07 Obligations of Selling Holders. Each Selling Holder agrees by having its securities treated as Registrable Securities hereunder that, upon receipt of written notice from

ViSalus specifying that the prospectus relating to a registration made pursuant to Section 2.01 or Section 2.02 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading due to the occurrence of any event, such Selling Holder will forthwith discontinue disposition of Registrable Securities until such Selling Holder is advised by ViSalus that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by Section 2.06(f) hereof, and, if so directed by ViSalus, such Selling Holder will deliver to ViSalus all copies of the prospectus covering such Registrable Securities then in such Selling Holder’s possession at the time of receipt of such notice.

Section 2.08 Underwriting; Due Diligence.

(a) If requested by the underwriters for any Underwritten Offering of Registrable Securities pursuant to a registration requested under this ARTICLE II, ViSalus shall enter into an underwriting agreement in a form reasonably satisfactory to ViSalus with such underwriters for such offering, which agreement will contain such representations and warranties by ViSalus and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.09, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 2.06(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, ViSalus to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.09.

(b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this ARTICLE II, ViSalus shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of ViSalus with its officers and the independent public accountants who have certified the financial statements of ViSalus as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, that such Holders and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigation of the books and records of ViSalus and any such discussions with ViSalus’ officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

Section 2.09 Indemnification and Contribution.

(a) In the case of each offering of Registrable Securities made pursuant to this ARTICLE II, ViSalus agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by ViSalus or alleged untrue statement by ViSalus of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by ViSalus or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by ViSalus or alleged omission by ViSalus to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that ViSalus shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to ViSalus in writing by or on behalf of such Selling Holder, any other holder of securities whose securities are included in such registration statement or any such underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder or any other holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that ViSalus may otherwise have to each Selling Holder, or other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; provided, further, that, in the case of an offering with respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

(b) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless,

and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 2.09(a)) to agree to indemnify and hold harmless to the extent permitted by law, ViSalus, each other underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorneys’ fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by ViSalus or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such statement or omission shall have been made in reliance on or in conformity with information furnished to ViSalus in writing by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto), offering memorandum or other offering document or any amendment thereof or supplement thereto. The foregoing indemnity is in addition to any liability which such Selling Holder or underwriter, as the case may be, may otherwise have to ViSalus, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing; provided, that, in the case of an offering made pursuant to this Agreement with respect to which ViSalus has designated the lead or managing underwriters (or ViSalus is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or ViSalus, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

(c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2.09 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought under this Section 2.09 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

(d) If the indemnification provided for in this Section 2.09 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage (i) as between ViSalus and the Selling Holders on the one hand and the underwriters on the other, in such proportion as shall be appropriate to reflect the relative benefits received by ViSalus and the Selling Holders on the one hand and the underwriters on the other hand or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of ViSalus and the Selling Holders on the one hand and the underwriters on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations and (ii) as between ViSalus on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of ViSalus and of each Selling Holder in connection with such statements or omissions as well as any other relevant equitable considerations. The relative benefits received by ViSalus and the Selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by ViSalus and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of ViSalus and the Selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by ViSalus and the Selling Holders or by the underwriters. The relative fault of ViSalus on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party’s stock ownership in ViSalus. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. ViSalus and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.09 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding any other provision of this Section 2.09, the obligation to indemnify or contribute shall be several, and not joint, among the Selling Holders who furnished or failed to furnish the information in a registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of Registrable Securities that resulted in any loss, liability, claim or damages. The liability of each such Selling Holder shall be limited to such Selling Holder’s proportionate amount of the aggregate gross proceeds received by all such Selling Holders from the sale of such Registrable Securities and shall not in any event exceed the gross proceeds received by such Selling Holder from such sale.

(f) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.09 (with appropriate modifications) shall be given by ViSalus, the Selling Holders and any underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

(g) The obligations of the parties under this Section 2.09 shall be in addition to any liability which any party may otherwise have to any other party.

Section 2.10 Rule 144 and Form S-3. ViSalus shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, ViSalus will deliver to such Holder a written statement as to whether it has complied with such requirements. ViSalus further agrees to use its reasonable best efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as reasonably practicable after the IPO Date.

Section 2.11 Holdback Agreement.

(a) If so requested by the Underwriters’ Representative in connection with an offering of securities covered by a registration statement filed by ViSalus, whether or not

Registrable Securities of the Holders are included therein, each Holder shall agree not to effect any sale or distribution of the Shares, including any sale under Rule 144, without the prior written consent of the Underwriters’ Representative (otherwise than through the registered public offering then being made), within seven (7) days prior to or ninety (90) days (or such lesser period as the Underwriters’ Representative may permit) after the Effective Date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings). The Holders shall not be subject to the restrictions set forth in this Section 2.11 for longer than an aggregate of ninety-seven (97) days during any 12-month period.

(b) If so requested by the Underwriters’ Representative in connection with an offering of any Registrable Securities, ViSalus shall agree not to effect any sale or distribution of ViSalus Capital Stock, without the prior written consent of the Underwriters’ Representative (otherwise than through the registered public offering then being made or in connection with any acquisition or business combination transaction and other than in connection with stock options and employee benefit plans and compensation), within seven (7) days prior to or ninety (90) days (or such lesser period as the Underwriters’ Representative may permit) after the Effective Date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings) and shall use its reasonable best efforts to obtain and enforce similar agreements from any other Persons if requested by the Underwriters’ Representative; provided that ViSalus or such Persons shall not be subject to the restrictions set forth in this Section 2.11 for longer than an aggregate of ninety-seven (97) days during any twelve (12) month period.

(c) Notwithstanding anything else in this Section 2.11 to the contrary, no Holder shall be precluded from distributing to any or all of its stockholders any or all of the Registrable Securities.

Section 2.12 Term. This Agreement shall remain in effect for so long as any Holder holds Registrable Securities.

ARTICE III

MISCELLANEOUS

Section 3.01 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least [    ]% of the Registrable Securities then outstanding (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, that (x) ViSalus is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to ViSalus to be bound by and subject to the terms and conditions of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together with those of the transferring Holder. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

Section 3.02 Other Agreements. In the event there is any inconsistency between the provisions of this Agreement and the respective provisions of the Transaction Agreement, the provisions of this Agreement shall govern.

Section 3.03 Entire Agreement. This Agreement and any other writing signed by the Parties that specifically references or is specifically related to this Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof.

Section 3.04 Notices. Any notice, instruction, direction or demand under the terms of this Agreement required to be in writing shall be duly given upon delivery, if delivered by hand, facsimile transmission, or mail (with postage prepaid), to the following addresses:

(a)	If to Blyth, to:

Blyth, Inc.
One East Weaver St.
Greenwich, CT 06831

Attention: Office of the General Counsel
Facsimile: (203) 552-9168

(b)	If to ViSalus, to:

ViSalus, Inc.
[340 East Big Beaver Road, Suite 400]
Troy, MI 48083

Attention: [ ]
Fax: [ ]

or to such other addresses or telecopy numbers as may be specified by like notice to the other Party.

Section 3.05 Governing Law. This Agreement, including the validity hereof and the rights and obligations of the Parties hereunder, shall be construed in accordance with and shall be governed by the laws of The State of Connecticut applicable to contracts made and to be performed entirely in such State (without giving effect to the conflicts of laws provisions thereof).

Section 3.06 Severability. If any terms or other provision of this Agreement or the Schedules or exhibits hereto shall be determined by a court, administrative agency or arbitrator to be invalid, illegal or unenforceable, such invalidity or unenforceability shall not render the entire Agreement invalid. Rather, this Agreement shall be construed as if not containing the particular invalid, illegal or unenforceable provision, and all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent permitted under applicable law.

Section 3.07 Amendment. This Agreement may only be amended by a written agreement executed by Blyth, ViSalus and, if and to the extent that any Registrable Securities have been transferred as permitted by Section 3.01 and continue to be Registrable Securities at the time of such amendment, the holders of at least [            ]% of such transferred Registrable Securities.

Section 3.08 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

Section 3.09 Authority. Each of the Parties represents to the other Party that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

Section 3.10 Failure or Indulgence not Waiver; Remedies Cumulative. No failure or delay on the part of either Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 3.11 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

BLYTH, INC.

By:
Name:
Title:

VISALUS, INC.

By:
Name
Title: